                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference into the previously filed Registration Statements on Form S-8 (Registration Nos. 333-38022 and 333-50500) of TTR Technologies, Inc.("TTR") of our report dated February 25, 2004 relating to the financial statements which appear in TTR's Annual Report on Form 10-K for the year ended December 31, 2003.





                /s/ MARCUM & KLIEGMAN, LLP

                CERTIFIED PUBLIC ACCOUNTANTS



New York City, New York
March 29, 2004